UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2002

                           Three Rivers Bancorp, Inc.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                  0-29083             25-1843375
----------------------------          ---------        ------------------
(State or other jurisdiction        (Commission         (IRS Employer
       of incorporation)             File Number)      Identification No.)

               2681 Mosside Boulevard, Monroeville, PA 15146-3315
        -----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (412) 666-8063





                               Page 1 of 4 pages.
                             Index beings on page 4

     Item 5. Other Events.

     In a press release dated September 27, 2002, Three Rivers Bancorp, Inc. ("Three Rivers") announced the results of the election process by which its shareholders elected the form of consideration they wish to receive for their shares of Three Rivers common stock in the merger of Three Rivers with and into Sky Financial Group, Inc. ("Sky"). As described more fully in the press release, 75% of the total merger consideration will be in the form of Sky common stock and 25% of the total merger consideration will be paid in cash. Subject to satisfaction of all of the conditions to closing, the merger is expected to be consummated on October 1, 2002. The press release, dated September 27, 2002, is filed herewith as Exhibit 99.1.

     Item 7. Financial Statements and Exhibits

     (c). Exhibits

Exhibit
NUMBER        DESCRIPTION
------        -----------

99.1          Press Release dated September 27, 2002





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           THREE RIVERS BANCORP, INC.


                                           /S/ ANTHONY M.V. ERAMO
                                           ----------------------
                                           By:  Anthony M.V. Eramo
                                           Its:  Senior Vice President
                                                 and Chief Financial Officer

     Date: September 30, 2002




                               Page 3 of 4 pages.

                           THREE RIVERS BANCORP, INC.

                                INDEX TO EXHIBITS


Exhibit
NUMBER        DESCRIPTION
-------       -----------

99.1          Press Release dated September 27, 2002




                               Page 4 of 4 pages.